EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF MASCOT VENTURES INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Mascot Ventures Inc. for the quarter ended July 31, 2011, the undersigned, Wendy Wildmen, President and Chief Executive Officer, principal accounting officer and principal financial officer, of Mascot Ventures Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended July 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended July 31, 2011 fairly presents, in all material respects, the financial condition and results of operations of Mascot Ventures Inc.

Date: September 14, 2011	/s/ Wendy Wildmen
Wendy Wildmen
President and Chief Executive Officer, principal accounting officer and principal financial officer